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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 12, 1998
              ------------------------------------------------------
               Date of Report (Date of earliest event reported)


                    Integrated Systems Consulting Group, Inc.
              ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Pennsylvania                     0-28206                23-2528944
-------------------------------         -----------           ----------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)


                            575 East Swedesford Road
                                 Wayne, PA 19087
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                   (Address of principal executive offices)


                                 (610) 989-7000
               ----------------------------------------------------
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         Integrated Systems Consulting Group, Inc. ("ISCG") entered into an Agreement and Plan of Merger and Reorganization dated September 9, 1998 (the "Reorganization Agreement") among ISCG, First Consulting Group, Inc. ("FCG"), a Delaware corporation, and Foxtrot Acquisition Sub, Inc. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of FCG, and subject to the conditions set forth therein (including approval by the stockholders of FCG and shareholders ISCG), Merger Sub will be merged with and into ISCG.

         In connection with certain changes in the senior management structure of FCG, representatives of ISCG and FCG began discussions regarding the role of senior management of ISCG in the combined company. As a result of such discussions, the Boards of Directors of FCG and ISCG approved and executed that certain First Amendment to the Agreement and Plan of Merger and Reorganization, dated November 11, 1998 (the "First Amendment"), a copy of which is attached hereto as Exhibit 99.1. Pursuant to the terms of the First Amendment, FCG agreed to use its reasonable efforts to nominate and appoint a nominee designated by ISCG to Class III of FCG's Board of Directors to serve until FCG's annual meeting of stockholders to be held in 2001.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


         99.1 First Amendment to Agreement and Plan of Merger and Reorganization dated as of November 11, 1998, by and among First Consulting Group, Inc., a Delaware corporation, Foxtrot Acquisition Sub, Inc., a Delaware corporation, and Integrated Systems Consulting Group, Inc., a Pennsylvania corporation.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 12, 1998               INTEGRATED SYSTEMS CONSULTING
                                       GROUP, INC.



                                       By: /s/ David D. Gathman
                                           -------------------------------------
                                           David D. Gathman
                                           Executive Vice-President, Finance and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

         99.1 First Amendment to Agreement and Plan of Merger and Reorganization dated as of November 11, 1998, by and among First Consulting Group, Inc., a Delaware corporation, Foxtrot Acquisition Sub, Inc., a Delaware corporation, and Integrated Systems Consulting Group, Inc., a Pennsylvania corporation.